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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 1998

                          NEXTLINK Communications, Inc.
              (Exact name of registrant as specific in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

       333-4603                                          91-1738221
(Commission File Number)                      (IRS Employer Identification No.)

                     155 108th Avenue NE, Bellevue, WA 98004
               (Address of principal executive offices, including
                                    zip code)

                                 (425) 519-8900
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On February 23, 1998, Nextlink Communications, Inc. (the "Registrant") entered into a Fiber Lease and Innerduct Use Agreement (the "Fiber Agreement") with Metromedia Fiber Network, Inc. ("MFN"). Under the Fiber Agreement, the Registrant will pay a total of $92 million for a lease of the exclusive rights to use multiple fibers and innerducts along various MFN routes for a period of twenty years with two ten year renewals.

         On February 24, 1998, the Registrant and MFN issued a joint press release announcing the signing of the Fiber Agreement; such press release is included herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

        99.1 Press Release issued by the Registrant and MFN, dated February 24, 1998.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NEXTLINK COMMUNICATIONS, INC.



                                             By:  /s/ R. Bruce Easter, Jr.
                                             Name:  R. Bruce Easter, Jr.
                                             Title:  Vice President

  Date:  March 11, 1998















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